EXHIBIT 10.58

CONFIDENTIAL TREATMENT REQUESTED -- CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

Amendment No. 2 to Turnkey Engineering, Procurement
and Construction Agreement

This Amendment No. 2 to Turnkey, Engineering, Procurement and Construction Agreement for Solar Photovoltaic Generating Facility (this “Amendment”), is made and entered into as of this 25 day of November 2008, by and among Florida Power Light Company  (“FPL”) and SunPower Corporation, Systems (“Contractor”, together with FPL, the “Parties”, individually, a “Party”).

W I T N E S S E T H:

WHEREAS, the Parties entered into that certain Turnkey, Engineering, Procurement and Construction Agreement for Solar Photovoltaic Generating Facility, dated as of July 3, 2008 (as amended by Amendment to Turnkey, Engineering, Procurement and Construction Agreement for Solar Photovoltaic Generating Facility, dated as of October 7, 2008, the “Agreement”); and

WHEREAS, the Parties have agreed to amend the Agreement as set forth in this Amendment; and

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and in the Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties do hereby agree as follows:

1. The Agreement shall be amended by deleting “Appendix D” of the Agreement in its entirety and inserting “Appendix D” to this Amendment in lieu thereof.

2. This Amendment is executed in connection with, and is deemed to be a part of, the Agreement.  Upon the execution of this Amendment, this Amendment shall thereafter automatically become a part of the Agreement.  Wherever the terms of this Amendment and the terms of the Agreement are in conflict, the terms of this Amendment shall govern and control.  Capitalized terms used herein, unless otherwise defined in this Amendment, shall have the meanings ascribed to them in the Agreement.

3. The execution, delivery, and performance of this Amendment has been duly authorized by all requisite corporation action and this Amendment constitutes the legal, valid and binding obligation of FPL and Contractor, enforceable against each Party in accordance with its terms.

4. If any one or more of the provisions of this Amendment should be ruled illegal, wholly or partly invalid or unenforceable by a court or other government body of competent jurisdiction under present or future laws, then (i) the validity and enforceability of all provisions of this Amendment not ruled to be invalid or unenforceable shall be unaffected and remain in full force and effect; (ii) the effect of the ruling shall be limited to the jurisdiction of the court or other government body making the ruling; (iii) the provision(s) held illegal, wholly or partly invalid or unenforceable shall be deemed amended, and the court or other government body is authorized to reform the provision(s), to the minimum extent necessary to render them valid and enforceable in conformity with the Parties’ intent as manifested herein.

5. The Parties acknowledge and agree that this Amendment may be executed in multiple counterparts, and transmitted via telecopy, each such counterpart (whether transmitted via telecopy or otherwise), when executed, shall constitute an integral part of one and the same agreement between the Parties.

6. Except as expressly modified by this Amendment, all of the terms, conditions, covenants, agreements and understandings contained in the Agreement shall remain unchanged and in full force and effect, and the same are hereby expressly ratified and confirmed by the Parties.

[BALANCE OF PAGE INTENTIONALLY LEFT BLANK.  SIGNATURES TO
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IN WITNESS WHEREOF, the Parties have affixed their signatures, effective on the date first written above.

Florida Power & Light Company

By:  /s/ William Yeager
Name:  William Yeager
Title:    VP E&C

SunPower Corporation, Systems

By:  /s/ Daniel S. Shugar
Name:  Daniel S. Shugar
Title:    President

[Signature Page to Amendment to Agreement]

APPENDIX D
Construction and Milestone Payment Schedule

Schedule of Values for Progress Payments *

Milestone Activities	Payment Due (U.S. Dollars)**	% Owed of Total Contract Price	Cumulative % Owed of Total Contract Price
***	****	****	****

* Each item will be billed when complete.

** Payment Due is based on a Contract Price of $***.  If the Contract Price is adjusted pursuant to the
Agreement, the termination values shall be adjusted to the product of the adjusted Contract Price and the applicable
“% Owed of Total Contract Price” for a given termination value.

Note:
Notwithstanding any amount otherwise billed, due or payable pursuant to this schedule, prior to January 1, 2009, in no event shall FPL have any obligation to pay more than $*** to Contractor under the Agreement.  Unless FPL terminates the Agreement prior to January 1, 2009, in which case FPL shall pay to Contractor the Termination Payment, on and after January 1, 2009, FPL shall pay to Contractor all amounts owed pursuant to the terms of this Agreement.  If FPL issues a Notice Proceed before January 1, 2009, the parties will consider, in their sole discretion, amending by mutual agreement the dates stated in this Appendix D.

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.